                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


          Date of Report (Date of earliest event reported): May 9, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




            Delaware                     1-12387                  76-0515284
(State or other jurisdiction of        (Commission           (I.R.S. Employer of
 incorporation or organization)        File Number)             Incorporation
                                                             Identification No.)


     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

On May 9, 2006, Tenneco Inc. announced the results of the voting at its annual meeting of stockholders. The company's stockholders re-elected Charles W. Cramb, Timothy R. Donovan, M. Kathryn Eickhoff-Smith, Mark P. Frissora, Frank E. Macher, Roger B. Porter, David B. Price, Jr., Dennis G. Severance, Paul T. Stecko, Mitsunobu Takeuchi and Jane L. Warner to the company's board of directors. The directors have been re-elected to serve a term expiring at the 2007 annual meeting of stockholders. Stockholders also ratified the appointment of Deloitte & Touche LLP as independent public accountants for 2006 and approved the Tenneco Inc. 2006 Long-Term Incentive Plan, which is described in the company's proxy statement dated March 27, 2006. A copy of the company's press release, dated May 9, 2006, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Tenneco also announced that its board of directors elected J. Jeffrey Zimmerman to serve as Tenneco's corporate secretary, replacing Karl Stewart, who is retiring after 20 years as corporate secretary.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued May 9, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO INC.


Date:    May 10, 2006                   By: /s/ Timothy R. Donovan
                                            --------------------------------
                                            Timothy R. Donovan
                                            Executive Vice President and
                                            General Counsel